UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Technology Square, 8th Floor
Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGTA	The Nasdaq Global Market
Preferred Stock Purchase Rights		The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 2, 2023, Magenta Therapeutics, Inc., a Delaware corporation (“Magenta”), Dio Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Magenta (“Merger Sub”), and Dianthus Therapeutics, Inc., a Delaware corporation (“Dianthus”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Dianthus, with Dianthus continuing as a wholly owned subsidiary of Magenta and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger, (a) each then-outstanding share of Dianthus common stock (including shares of Dianthus common stock issued upon conversion of Dianthus preferred stock and shares of Dianthus common stock issued in the financing transaction described below) will be converted into the right to receive a number of shares of Magenta common stock calculated in accordance with the Merger Agreement (the “Exchange Ratio”), (b) each then-outstanding option to purchase Dianthus common stock will be assumed by Magenta, subject to adjustment as set forth in the Merger Agreement and (c) each then-outstanding warrant to purchase shares of Dianthus common stock will be converted into a warrant to purchase shares of Magenta common stock, subject to adjustment as set forth in the Merger Agreement. Under the terms of the Merger Agreement, prior to the closing of the transaction, the board of directors of Magenta (the “Board”) will take actions to (i) accelerate the vesting of equity awards of Magenta and (ii) extend the expiration time of Magenta options with an exercise price of $2.00 or less, in each case, in accordance with the terms of the Merger Agreement.

Under the Exchange Ratio formula in the Merger Agreement, upon the closing of the Merger, on a pro forma basis and based upon the number of shares of Magenta common stock expected to be issued in the Merger, pre-Merger Dianthus stockholders (including Dianthus stockholders issued shares of Dianthus common stock and pre-funded warrants in the financing transaction described below) will own approximately 78.7% of the combined company and pre-Merger Magenta stockholders will own approximately 21.3% of the combined company. For purposes of calculating the Exchange Ratio, (i) shares of Magenta common stock underlying Magenta stock options with an exercise price per share of less than or equal to $0.778 (as adjusted for any reverse stock split), warrants and other rights to receive shares outstanding as of immediately prior to the closing of the Merger will be deemed to be outstanding, (ii) shares of Magenta common stock issuable upon the settlement of Magenta restricted stock units (excluding performance-based restricted stock units for which the performance condition has not been met) will be deemed to be outstanding and (iii) all shares of Dianthus common stock underlying outstanding Dianthus stock options, warrants and other derivative securities will be deemed to be outstanding. The Exchange Ratio will be adjusted to the extent that Magenta’s net cash at closing is less than $59.5 million or greater than $60.5 million and based on the amount of the financing transaction described below, as further described in the Merger Agreement.

In connection with the Merger, Magenta will seek the approval of its stockholders to, among other things, (a) issue shares of Magenta common stock issuable in connection with the Merger under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and (b) if deemed necessary by Magenta, Dianthus and Merger Sub, amend its amended and restated certificate of incorporation to effect a reverse stock split of Magenta common stock (the “Magenta Voting Proposals”).

Each of Magenta and Dianthus has agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants relating to (1) using commercially reasonable efforts to obtain the requisite approval of its stockholders, (2) non-solicitation of alternative acquisition proposals, (3) the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the closing of the Merger, (4) Magenta using commercially reasonable efforts to maintain the existing listing of the Magenta common stock on Nasdaq and cause the shares of Magenta common stock to be issued in connection with the Merger to be approved for listing on Nasdaq prior to the closing of the Merger and (5) Magenta filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement to register the shares of Magenta common stock to be issued in connection with the Merger (the “Registration Statement”).

Consummation of the Merger is subject to certain closing conditions, including, among other things, (1) approval by Magenta stockholders of the Magenta Voting Proposals, (2) approval by the requisite Dianthus stockholders of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, (3) Nasdaq’s approval of the listing of the shares of Magenta common stock to be issued in connection with the Merger and (4) the effectiveness of the Registration Statement. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to the applicable materiality standard, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the closing of the Merger.

The Merger Agreement contains certain termination rights of each of Magenta and Dianthus. Upon termination of the Merger Agreement under specified circumstances, Magenta may be required to pay Dianthus a termination fee of $13,300,000 and/or reimburse Dianthus’ expenses up to a maximum of $1,500,000, and Dianthus may be required to pay Magenta a termination fee of $13,300,000 and/or reimburse Magenta’s expenses up to a maximum of $1,500,000.

At the effective time of the Merger (the “Effective Time”), the Board is expected to consist of eight members, six of whom will be designated by Dianthus and two of whom will be designated by Magenta.

Financing Transaction

Concurrently with the execution and delivery of the Merger Agreement, certain parties have entered into subscription agreements with Dianthus, pursuant to which they have agreed, subject to the terms and conditions of such agreements, to purchase immediately prior to the consummation of the Merger shares of Dianthus common stock and pre-funded warrants for an aggregate purchase price of approximately $70 million. The consummation of the transactions contemplated by such agreements is conditioned on the satisfaction or waiver of the conditions set forth in the Merger Agreement and in the subscription agreement. Shares of Dianthus common stock and pre-funded warrants issued pursuant to this financing transaction will be converted into shares of Magenta common stock and warrants of Magenta in the Merger in accordance with the Exchange Ratio.

Contingent Value Rights Agreement

At or prior to the Effective Time, Magenta will enter into a Contingent Value Rights Agreement (the “CVR Agreement”) with a rights agent (“Rights Agent”) pursuant to which Magenta’s pre-Merger common stockholders will receive one contingent value right (each, a “CVR”) for each outstanding share of Magenta common stock held by such stockholder on such date. Each CVR will represent the contractual right to receive certain net proceeds, if any, derived from any consideration that is paid to Magenta as a result of the disposition of Magenta’s pre-Merger legacy assets by December 31, 2023, net of any indemnity obligations, transaction costs and certain other expenses, during the period that is three years after the closing of the Merger.

The contingent payments under the CVR Agreement, if they become payable, will become payable to the Rights Agent for subsequent distribution to the holders of the CVRs. In the event that no such proceeds are received, holders of the CVRs will not receive any payment pursuant to the CVR Agreement. There can be no assurance that any holders of CVRs will receive any payments with respect thereto.

The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVRs will not be evidenced by a certificate or any other instrument and will not be registered with the SEC. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Magenta or any of its affiliates. No interest will accrue on any amounts payable in respect of the CVRs.

Support Agreements and Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, (i) certain stockholders of Dianthus (solely in their respective capacities as Dianthus stockholders) holding approximately 65.7% of the outstanding shares of Dianthus capital stock have entered into support agreements with Magenta and Dianthus to vote all of their shares of Dianthus capital stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby and against any alternative acquisition proposals (the “Dianthus Support Agreements”) and (ii) certain stockholders of Magenta holding approximately 6.9% of the outstanding shares of Magenta common stock have entered into support agreements with Magenta and Dianthus to vote all of their shares of Magenta common stock in favor of the Magenta Voting Proposals and against any alternative acquisition proposals (the “Magenta Support Agreements,” and, together with the Dianthus Support Agreements, the “Support Agreements”).

Concurrently with the execution of the Merger Agreement, certain executive officers, directors and stockholders of Magenta and Dianthus have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which, subject to specified exceptions, they have agreed not to transfer their shares of Magenta common stock for the 180-day period following the closing of the Merger.

The preceding summaries of the Merger Agreement, the Support Agreements and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Dianthus Support Agreement, the form of Magenta Support Agreement, the form of Lock-Up Agreement and the form of Contingent Value Rights Agreement, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Dianthus or Magenta or to modify or supplement any factual disclosures about Magenta in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Dianthus, Magenta and Merger Sub made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Dianthus, Magenta or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Stockholder Rights Agreement

On May 2, 2023, the Board approved an Amendment No. 1 (the “Amendment No. 1”) to the Stockholder Rights Agreement by and between Magenta and Computershare Trust Company, N.A. as rights agent, dated March 31, 2023 (the “Rights Agreement”), effective as of May 2, 2023. Amendment No. 1 prevents the approval, execution, delivery or performance of the Merger Agreement, or the consummation prior to the termination of the Merger Agreement of the Merger or any of the other transactions contemplated by the Merger Agreement in accordance with its terms, from, among other things, (i) resulting in a Stock Acquisition Date or Distribution Date (each as defined in the Rights Agreement) or permitting the Rights (as defined in the Rights Agreement) to be exercised or exchanged, (ii) constituting a Section 11(a)(ii) Event or a Section 13 Event (each as defined in the Rights Agreement), and (iii) causing Magenta, Merger Sub or their respective affiliates to be deemed an Acquiring Person (as defined in the Rights Agreement) for any purpose under the Rights Agreement.

The foregoing description of Amendment No. 1 is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and Amendment No. 1, copies of which are attached as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 under the heading “Stockholder Rights Agreement” is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 3, 2023, Magenta and Dianthus issued a joint press release announcing the execution of the Merger Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the investor presentation that will be used by Magenta and Dianthus in connection with the Merger, including the webcast described below.

Magenta plans to host a live webcast presentation to discuss the Merger as well as Dianthus’ platform and pipeline assets at 8:30 am Eastern time on May 3, 2023. The live webcast presentation can be accessed at the Events & Presentations page of Magenta’s website or by using the participant webcast link (edge.media-server.com/mmc/p/26yshfoy). A webcast of the presentation and associated slides will be available on the Investors & Media section of Magenta’s website at investor.magentatx.com and a replay will be archived for 30 days following the presentation. Furnished as Exhibit 99.3 hereto and incorporated herein by reference is the transcript that will be used by Magenta and Dianthus in connection with the webcast.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning Magenta, Dianthus, the proposed transactions and other matters. These forward-looking statements include express or implied statements relating to structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the proposed Merger (including completion of Dianthus’ private placement) and cash runway of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the combined company having sufficient resources to advance its pipeline candidates; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Magenta, Dianthus or the proposed transaction will be those that have been anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Magenta’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Magenta and Dianthus to consummate the transactions contemplated by the proposed transaction; risks related to Magenta’s continued listing on Nasdaq until the closing of the proposed transaction and the combined company’s ability to remain listed following the proposed transaction; risks related to Magenta’s and Dianthus’ ability to correctly estimate their respective operating expenses and expenses associated with the proposed transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement or any of the transactions contemplated thereby; the effect of the announcement or pendency of the merger on Magenta’s or Dianthus’ business relationships, operating results and business generally; costs related to the merger; the outcome of any legal proceedings that may be instituted against Magenta, Dianthus or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of Magenta or Dianthus to protect their respective intellectual property rights; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory, political and economic developments; and those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Forward-Looking Statements” in the Magenta’s most recent Annual Report on Form 10-K filed with the SEC on March 23, 2023, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Magenta from time to time, any risk factors related to Magenta or Dianthus made available to you in connection with the proposed transaction, as well as risk factors associated with companies, such as Dianthus, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Magenta’s or Dianthus’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Magenta nor Dianthus undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Magenta or Dianthus.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Will be Filed with the SEC

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not substitutes for the registration statement or for any other document that Magenta may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction between Magenta and Dianthus, Magenta intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Magenta. MAGENTA URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAGENTA, DIANTHUS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Magenta with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that Magenta communicates with investors and the public using its website (www.magentatx.com) and the investor relations website (investors.magentatx.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Magenta with the SEC and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Magenta, Dianthus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about Magenta’s directors and executive officers including a description of their interests in Magenta is included in Magenta’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of May 2, 2023, by and among Magenta Therapeutics, Inc., Dio Merger Sub, Inc. and Dianthus Therapeutics, Inc.

4.1	Stockholder Rights Agreement, dated as of March 31, 2023, between Magenta Therapeutics, Inc. and Computershare Trust Company, N.A., as Rights Agent, filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A on March 31, 2023 and incorporated herein by reference

4.2	Amendment No. 1 to Stockholder Rights Agreement, dated as of May 2, 2023, by and between Magenta Therapeutics, Inc. and Computershare Trust Company, N.A., as Rights Agent

10.1	Form of Dianthus Support Agreement

10.2	Form of Magenta Support Agreement

10.3	Form of Lock-Up Agreement

10.4	Form of Contingent Value Rights Agreement

99.1	Joint Press Release, issued on May 3, 2023

99.2	Investor Presentation, dated May 2023

99.3	Conference Call Transcript, dated May 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date: May 3, 2023	By:	/s/ Stephen Mahoney
	Name:	Stephen Mahoney
	Title:	President, Chief Financial and Operating Officer